18 U.S.C.ss.1350,
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Biogan International, inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signed: /s/ Gilles Laverdiere
Gilles Laverdiere
Vice-Chairman and Chief Executive Officer
Dated August 14, 2002
Signed: /s/ Robert Doyle
Robert Doyle
Executive Vice-President and Chief Financial Officer
Dated August 14, 2002